                       AMENDMENT TO INDUSTRIAL SPACE LEASE

         THIS AMENDMENT TO INDUSTRIAL SPACE LEASE is made and entered into as of this 1st day of May, 1995 ("Amendment") by and between CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation ("Landlord") and HALO INDUSTRIES, INC., an Illinois corporation doing business as HALO ADVERTISING SPECIALTIES ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, LaSalle National Trust, N.A., not personally but solely as Trustee under a certain Trust Agreement dated August 14, 1990 and known as Trust No. 115722 ("Original Landlord") and Tenant entered into that certain Industrial Space Lease dated as of December 30, 1992 ("Lease"), pertaining to certain premises located in the building commonly known as 5990 West Touhy Avenue, Niles, Illinois ("Building"); and

         WHEREAS, Landlord has succeeded to all of Original Landlord's right, title and interest in, to and under the Lease; and

         WHEREAS, Landlord and Tenant desire to amend the Lease as more fully set forth below.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. DEFINITIONS. Any defined terms used herein without definition shall have the meanings ascribed to such terms in the Lease.

         2. LEASE OF ADDITIONAL PREMISES. Effective on June 15, 1995 ("Effective Date"), Landlord shall lease to Tenant and Tenant shall accept certain premises in the Building, containing 4800 rentable square feet ("Additional Premises"), for the Term as depicted on EXHIBIT "A" attached hereto and made a part hereof. For all purposes of the Lease, the "premises" or "demised premises", as defined and utilized in the Lease, shall be deemed to mean and include the collective reference to the original premises demised to Tenant under the Lease, together with the Additional Premises. Exhibit A attached to the Lease is hereby deleted and EXHIBIT "B" attached hereto and made a part hereof, depicting the premises, shall be substituted in lieu thereof.

         3. DEFINITIONS. Commencing on the Effective Date, Section 1 of the Lease shall be amended as follows:

     (i) Section 1.F. of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof:


                  "F."  Monthly Base Rental:

                  October 1, 1993 - September 30, 1994:         $27,949.00
                  October 1, 1994 - June 30, 1995:              $30,794.00

     July 1, 1995 - September 30, 1995:                         $32,794.00
     October 1, 1995 - September 30, 1996:                      $35,567.00
     October 1, 1996 - September 30, 1997:                      $38,483.00
     October 1, 1997 - September 30, 1998:                      $40,261.00
     October 1, 1998 - September 30, 1999:                      $42,872.00
     October 1, 1999 - September 30, 2000:                      $43,817.00
     October 1, 2000 - September 30, 2001:                      $46,092.00
     October 1, 2001 - September 30, 2002:                      $47,515.00
     October 1, 2002 - September 30, 2003:                      $48,937.00"

     (ii) Section 1.H. of the Lease shall be deleted in its entirety and the following shall be inserted In lieu thereof:

                           "H. Tenant's Proportion:

                           45.59% for HVAC Maintenance
                           29.04% for Snow-Plowing
                           29.57% for all other Expenses and Taxes"

    (iii) Section 1.I. of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof: "J. Termination Date:
          September 30, 2003"; and

     (iv) Section 1.K. of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof: "K. Total Base Rent:
          $4,791,012.00".

         4. LANDLORD CONTRIBUTION. Landlord hereby approves the alterations and additions to the premises contemplated by Tenant pursuant to the plans and specifications attached hereto (collectively, the "Additional Premises Work"), including, without limitation, the construction of an additional washroom by Tenant's contractor pursuant to the proposal /contract attached hereto and made a part hereof. Landlord hereby waives any and all rights to charge fees for supervision and coordination of such work to which Landlord might otherwise be entitled pursuant to Section 9 of the Lease. In conjunction with such Additional Premises Work, Landlord shall pay to Tenant $13,000 to partially defray the cost of the same; which payment shall be made upon substantial completion of the Additional Premises Work.

         5. AS-IS. Tenant agrees the Additional Premises shall be tendered to Tenant on the Effective Date in its then "as-is", "where-is" condition.

         6. REAL ESTATE BROKERS. The parties hereto each represent to the other that they have not dealt with any broker in connection with this Amendment and each party agrees to indemnify and hold the other harmless from all damages, liability and expenses (including reasonable attorney's fees and court costs) arising from any breach of the foregoing representation by the indemnitor.

         7. AMENDMENT. Any and all references in the Lease to the "Lease" shall mean and include this Amendment. Except as amended hereby, the Lease remains in full force and effect.

         8. EXCULPATION CLAUSE. Section 27 of the Lease is deleted in its entirety and the following is inserted in lieu thereof: "LANDLORD'S LIABILITY. Notwithstanding anything to the contrary herein contained, there shall be absolutely no personal liability asserted or enforceable against Landlord or on any persons, firms or entities who constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant shall, subject to the rights of any mortgagee, look solely to the interest of Landlord, its successors and assigns in the Building and the rents, avails, profits and other proceeds derived therefrom, for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever. If the entity constituting Landlord is a partnership or limited liability company, Tenant agrees that the deficit capital account of any such partner or member, as applicable, shall not be deemed an asset or property of said partnership or limited liability company."

         9. CONTINGENCY. Tenant hereby acknowledges the Additional Premises currently constitutes a portion of the space at the Building leased by Portland Food Products Company ("Portland") and that Landlord is in the process of entering into an amendment to Landlord's lease at the Building with Portland whereby Portland shall vacate the Additional Premises and tender the same to Landlord. Tenant hereby acknowledges and agrees if Landlord is unable to deliver possession of the Additional Premises to Tenant on July 1, 1995 for any reason, Landlord shall not be subject to any liability for failure to give possession thereof. Under such circumstances, the Effective Date for all purposes, including without limitation the commencement of the Monthly Base Rental schedule as contemplated by this Amendment, shall be the date Landlord tenders possession of the Additional Premises to Tenant and such modification of the Effective Date shall not extend the Termination Date. However, in the event such possession is not tendered on or before July 31, 1995, then Tenant, in its sole discretion, may revoke this Amendment (without otherwise affecting the validity of the Lease) whereupon Landlord, within thirty (30) days after written demand, shall reimburse Tenant for any and all out-of-pocket expenses incurred by Tenant in connection with the Additional Premises Work.

         10. LANDLORD. For all purposes of the Lease, "Landlord" shall mean CenterPoint Properties Corporation, a Maryland corporation, which address is 401 North Michigan Avenue, 30th Floor, Chicago, Illinois 60611, Attention: Robert L. Stovall.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:                                      TENANT:

CENTERPOINT PROPERTIES                         HALO INDUSTRIES, INC., an
CORPORATION, a Maryland                        Illinois corporation
corporation

By                                             By:
  -----------------------                         -----------------------------
   Its:                                           Its:
       ------------------                             -------------------------
By:
   ----------------------
   Its:
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